Organization and Description of Business (Detail Textuals) (Comamtech, Inc. ("Comamtech"), USD $) In Millions, except Share data, unless otherwise specified	Dec. 31, 2012
Comamtech, Inc. ("Comamtech")
Organization and Description of Business (Textual)
Ratio of one Old DecisionPoint share for every shares of Comamtech common stock outstanding prior to the merger	7.23273
Number Shares deemed issued to the Comamtech shareholders	2,186,689
Exchange of net assets	$ 3.9